UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2017, Polaris Industries Inc. (the “Company”) filed a Statement of Cancellation with the Secretary of State of the State of Minnesota which, effective upon filing, eliminated from the Company’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designations with respect to the Company’s Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”). No shares of the Series A Preferred Stock were issued or outstanding at the time of the filing of the Statement of Cancellation. A copy of the Statement of Cancellation is attached as Exhibit 3.a to this Current Report on Form 8-K.

On April 28, 2017, the Company filed the Restated Articles of Incorporation with the Secretary of State of the State of Minnesota to reflect the cancellation of the Series A Preferred Stock, and the addition of Article XII, requiring a majority vote for the election of directors in uncontested elections, which article amendment was approved by the Company’s shareholders as set forth below, and to otherwise restate and integrate the Restated Articles of Incorporation of the Company as previously restated, amended and supplemented. The Restated Articles of Incorporation are attached hereto as Exhibit 3.b.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 27, 2017. Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Five proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company’s Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1.	The following nominees were elected as Class II members of the Board of Directors of the Company for three-year terms ending in 2020:

Name	For	Withhold	Broker Non-Votes
Gary E. Hendrickson	43,405,370	3,082,033	9,711,498
Gwenne A. Henricks	43,576,546	2,910,857	9,711,498

The terms of the following directors continued after the Annual Meeting:  Annette K. Clayton, Kevin M. Farr, Bernd F. Kessler, Lawrence D. Kingsley, John P. Wiehoff, and Scott W. Wine.

2.	The amendment to the Restated Articles of Incorporation to require a majority vote for the election of directors in uncontested elections was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,856,468	374,577	256,358	9,711,498

3.	The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,234,965	691,983	271,953	0

4.	The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,085,873	8,278,782	1,122,748	9,711,498

5.	The shareholders voted as follows on the proposal to select the frequency of future votes to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
42,787,306	320,399	3,017,010	362,688	9,711,498

Accordingly, after considering these results, the Company’s Board of Directors will continue to hold an annual advisory vote on the Company’s executive compensation program.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

3.a	Statement of Cancellation of the Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Polaris Industries Inc., effective April 28, 2017.

3.b	Restated Articles of Incorporation of Polaris Industries Inc., effective April 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 2, 2017

POLARIS INDUSTRIES INC.

/s/Stacy L. Bogart Stacy L. Bogart Senior Vice President – General Counsel and Secretary

EXHIBIT INDEX

3.a	Statement of Cancellation of the Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Polaris Industries Inc., effective April 28, 2017.

3.b	Restated Articles of Incorporation of Polaris Industries Inc., effective April 28, 2017.

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